UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2012

DEX ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 20, 2012, Dex One Corporation (“Dex One”) received signature pages to the Support and Limited Waiver Agreement (the “Dex One Support Agreement”), dated as of December 5, 2012, by and among Dex One, certain of its subsidiaries, JP Morgan Chase Bank, N.A, Deutsche Bank Trust Company Americas and certain of the lenders under its senior secured credit facilities (the “Dex One Credit Facilities”) from sufficient lenders such that more than half in number (but not all) of the holders, and more than two-thirds in amount, of the debt issued under each of the Dex One Credit Facilities have become parties to the Dex One Support Agreement. Dex One was also notified that more than half in number (but not all) of the holders, and more than two-thirds in amount, of the debt issued under SuperMedia Inc’s (“SuperMedia”) senior secured credit facility (the “SuperMedia Credit Facility”) have become parties to the Support and Limited Waiver Agreement (the “SuperMedia Support Agreement”), dated as of December 5, 2012, by and among SuperMedia, certain of its subsidiaries, JP Morgan Chase Bank, N.A and certain of the lenders under the SuperMedia Credit Facility. As a result, the number of lenders (and amount of debt) contractually obligated to vote in favor of certain voluntary pre-packaged plans under Chapter 11 of the U.S. bankruptcy code (the “Plans”) that would effect the contemplated merger between Dex One and SuperMedia (the “Merger”) (if Dex One and/or SuperMedia decide to effect the Merger through such process, which action has not as yet been approved by the board of directors of either company) exceeds the thresholds required for approval of such pre-packaged plans by such creditors under applicable bankruptcy law.

The following table sets forth the approximate percentage by both number of lenders and amount of debt that is, as of December 20, 2012, subject to the terms of the Dex One Support Agreement or the SuperMedia Support Agreement, as applicable.

	Dex Media East, Inc. Credit Facility	Dex Media West, Inc. Credit Facility	R.H. Donnelley Inc. Credit Facility	SuperMedia Credit Facility
Amount of Debt	81.4%	94.8%	86.4%	77.2%
Number of Lenders	71.6%	87.5%	70.9%	74.1%

Each of Dex One and SuperMedia intends to (a) continue seeking joinders from lenders under the Dex One Credit Facilities and the SuperMedia Credit Facility to the Dex One Support Agreement and the SuperMedia Support Agreement (so the foregoing percentages may increase), (b) continue seeking consents from lenders under the Dex One Credit Facilities and the SuperMedia Credit Facility to certain amendments to the Dex One Credit Facilities and the SuperMedia Credit Facility (and to execute such amendments) in an out of court process, (c) solicit approval of the Plans from lenders under the Dex One Credit Facilities and the SuperMedia Credit Facility, and (d) solicit approval of the Plans and the Amended and Restated Agreement and Plan of Merger governing the Merger from the stockholders of each company. Dex One expects these solicitations to commence in the first quarter.

Important Information For Investors and Security Holders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between Dex One and SuperMedia will be submitted to the respective stockholders of Dex One and SuperMedia. In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex One (“Newdex”), has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a joint proxy statement/prospectus to be used by Dex One and SuperMedia to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex. INVESTORS AND SECURITY HOLDERS OF DEX ONE AND SUPERMEDIA ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS

ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of Dex One and SuperMedia seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by Dex One and SuperMedia with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by Dex One with the SEC will be available free of charge on Dex’s website at www.dexone.com under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329. Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272.

Dex One and SuperMedia and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward Looking Statements

Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex One, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex One, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex One and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex One or SuperMedia; failure to receive the approval of the stockholders of either Dex One or SuperMedia for the transaction; the bankruptcy court failing to confirm the pre-packaged plan of reorganization if cases are filed under Chapter 11 of the U.S. bankruptcy code; and difficulties in connection with the process of integrating Dex One and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, are more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex filed with the SEC in connection with the proposed transaction.

None of Dex One, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2012

DEX ONE CORPORATION

/s/ Mark W. Hianik
By:	Mark W. Hianik
Title:	Senior Vice President, General Counsel and Chief Administrative Officer